American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

LARGE CAP VALUE FUND * VALUE FUND
SMALL CAP VALUE FUND * EQUITY INCOME FUND

SUPPLEMENT DATED NOVEMBER 27, 2001 * PROSPECTUS DATED AUGUST 1, 2001

Effective the close of business on November 26, 2001, Small Cap Value's shares will no longer be available to new accounts. Shareholders of Small Cap Value on
November 26, 2001 may continue to buy shares into accounts existing on that day.

SH-SPL-26849   0111